UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 22, 2022

THE OLB GROUP, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-52994	13-4188568
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

1120 Avenue of the Americas, 4th Floor, New York, NY	10036
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 278-0900

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value	OLB	Nasdaq Capital Market

Item 5.03.  Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On December 22, 2022, The OLB Group, Inc. (the “Company”) filed a Certificate of Amendment to the Company’s Restated Certificate of Incorporation (the “Charter Amendment”) with the Secretary of State of Delaware following shareholder approval, at the Annual Meeting of Stockholders (the “Annual Meeting”), held on December 22, 2022. A copy of the Charter Amendment is attached hereto as Exhibit 3.1.

Item 5.07. Submission of Matters to a Vote of Security Holders.

At the Annual Meeting the stockholders of the Company approved the four proposals listed below. The final results for the votes regarding each proposal are set forth in the following tables. Each of these proposals is described in detail in the Company’s Proxy Statement.

1.  Elect four members of the Board of Directors, each to serve for a one-year term:

	FOR	WITHHELD	BROKER NON-VOTE
Ronny Yakov	6,829,634	123,703	1,933,048
Amir Sternhell	6,715,416	237,921	1,933,048
Ehud Ernst	6,692,038	261,299	1,933,048
Alina Dulimof	6,722,996	230,341	1,933,048

2.  Ratify the appointment by the Board of Daszkal Bolton LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2022:

FOR	AGAINST	ABSTAIN
8,583,229	275,122	28,034

3.  Approve the Amended and Restated 2020 Stock Incentive Plan.

FOR	AGAINST	ABSTAIN	BROKER NON-VOTE
6,727,697	218,020	7,620	1,933,048

4.  Approve the Amendment to the Company’s Certificate of Incorporation.

FOR	AGAINST	ABSTAIN	BROKER NON-VOTE
6,832,282	88,714	32,341	1,933,048

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

3.1	Certificate of Amendment to Certificate of Incorporation of The OLB Group, Inc.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 28, 2022

THE OLB GROUP

By:	/s/ Ronny Yakov
Name: Title:	Ronny Yakov Chief Executive Officer

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